EARNINGS RELEASE
& SUPPLEMENTAL INFORMATION

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

WP GLIMCHER

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated and combined statement of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Components of minimum rents and other revenue	3
Calculation of funds from operations (FFO)	4
Net operating income growth for comparable properties	5

Debt Information
Total debt maturities	6
EBITDA and key balance sheet metrics	7

Operational Data
Occupancy and rent metrics	8
Releasing spreads	9
Top 10 tenants	10
Lease expirations	11

Development Activity
Capital expenditures	12
Major redevelopment projects	13

Other
WP Glimcher property information	14-21
Glossary of terms	22

CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS
WP Glimcher
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014

Revenue:
Minimum rent (see components on page 3)	$162,704	$106,637
Overage rent	3,263	2,110
Tenant reimbursements	69,227	47,168
Other (see components on page 3)	2,528	2,054
Total revenue	237,722	157,969

Expenses:
Property operating expenses	(41,079)	(26,140)
Real estate taxes	(30,565)	(19,947)
Repairs and maintenance	(9,488)	(7,150)
Advertising and promotion	(2,687)	(1,952)
Total recoverable expenses	(83,819)	(55,189)
Depreciation and amortization	(92,184)	(45,968)
Provision for credit losses	(698)	(786)
General and administrative	(9,700)	—
Merger and transaction costs	(20,810)	—
Ground rent and other costs	(2,748)	(1,119)
Total operating expenses	(209,959)	(103,062)

Operating Income	27,763	54,907

Interest expense, net	(37,122)	(13,917)
Income and other taxes	(445)	(75)
Equity in income of unconsolidated real estate entities, net	216	345
Gain on sale of interest in property	—	242

Net (loss) income	(9,588)	41,502
Net (loss) income attributable to noncontrolling interests	(2,296)	7,110
Net (loss) income attributable to common shareholders	(7,292)	34,392
Less: Preferred share dividends	(4,978)	—
Net (loss) income to common shareholders	$(12,270)	$34,392

(Loss) earnings per common share, basic and diluted	$(0.07)	$0.22

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
WP Glimcher
(Unaudited, dollars in thousands)

	March 31,	December 31,
	2015	2014
Assets:
Investment properties at cost	$8,378,533	$5,292,665
Less: accumulated depreciation	2,172,119	2,113,929
	6,206,414	3,178,736

Cash and cash equivalents	255,616	108,768
Tenant accounts receivable and accrued revenue, net	72,256	69,616
Investment in unconsolidated subsidiaries, at equity	15,949	—
Deferred costs and other assets	479,629	170,883
Total assets	$7,029,864	$3,528,003

Liabilities:
Mortgage notes payable	$2,757,416	$1,435,114
Bonds payable	249,930	—
Unsecured term loan	500,000	500,000
Revolving credit facility	413,750	413,750
Bridge loan	941,570	—
Series G Cumulative Redeemable Preferred Stock (called for redemption)	117,500	—
Accounts payable, accrued expenses, intangibles, and deferred revenues	345,049	194,014
Distributions payable	5,750	—
Cash distributions and losses in partnerships and joint ventures, at equity	15,344	15,298
Other liabilities	14,653	11,786
Total liabilities	5,360,962	2,569,962

Redeemable noncontrolling interests	6,145	—

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	—
Series I Cumulative Redeemable Preferred Stock	98,325	—
Common stock	19	16
Capital in excess of par value	1,215,096	720,921
Retained earnings	13,383	68,114
Accumulated other comprehensive loss	(340)	—
Total stockholders' equity	1,430,734	789,051
Noncontrolling interests	232,023	168,990
Total equity	1,662,757	958,041
Total liabilities, redeemable noncontrolling interests and equity	$7,029,864	$3,528,003

SUPPLEMENTAL INFORMATION | 2

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
WP Glimcher
(dollars in thousands)

	Three Months Ended March 31,
	2015	2014

Components of Minimum Rents:

Base rent	$147,159	$97,871
Mark-to-market adjustment	4,638	244
Straight-line rents	1,595	176
Temp tenant rents	9,312	8,346
Total Minimum Rents	$162,704	$106,637

Components of Other Revenue:
Sponsorship and other ancillary property income	$1,275	$854
Lease termination income	470	218
Other	783	982
Total Other Revenue	$2,528	$2,054

SUPPLEMENTAL INFORMATION | 3

CALCULATION OF FUNDS FROM OPERATIONS (INCLUDING PRO-RATA SHARE OF JOINT VENTURES)
WP Glimcher
(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
Funds from Operations ("FFO"):
Net (loss) income	$(9,588)	$41,502
Less: Preferred dividends and distributions on preferred operating partnership units	(5,028)	—
Real estate depreciation and amortization, including joint venture impact	91,682	47,134
Noncontrolling interest portion of depreciation and amortization	(33)	—
Gain on sale of interest in property	—	(242)
Net income attributable to noncontrolling interest holders in properties	3	—
FFO	$77,036	$88,394

Adjusted Funds from Operations:
FFO	$77,036	$88,394
Add back: Glimcher merger and transaction costs	20,810	—
Add back: Bridge loan fee amortization	4,120	—
Adjusted FFO	$101,966	$88,394

Weighted average common shares outstanding - diluted (1)	213,975	186,738

FFO per diluted share	$0.36	$0.47
Total adjustments	0.11	—
Adjusted FFO per diluted share	$0.47	$0.47

(1) FFO per share in 2015 has been calculated using 215,044 common shares, which includes common stock equivalents.

	Three Months Ended March 31,
	2015	2014
Supplemental Disclosure of Amounts included in FFO:
Deferred leasing costs	$5,418	$2,725
Non-cash stock compensation expense	$2,316	$—
Straight-line adjustment as an increase to minimum rents	$1,595	$176
Straight-line and fair market value adjustment to ground lease expense recorded as an increase to other operating expense	$202	$207
Fair value of debt amortized as a decrease to interest expense	$4,460	$112
Mark-to-market adjustment as an increase to base rents	$4,638	$244

SUPPLEMENTAL INFORMATION | 4

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
WP Glimcher
Including Pro-Rata Share of Unconsolidated Properties
(dollars in thousands)

	Three Months Ended March 31,
	2015	2014	Variance $	Variance %

Comparable Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$153,890	$152,740	$1,150	0.8%
Overage rent	2,977	2,823	154	5.5%
Tenant reimbursements	69,851	68,916	935	1.4%
Other	5,887	5,870	17	0.3%
Total revenue	232,605	230,349	2,256	1.0%

Expenses:
Recoverable	(80,595)	(79,666)	(929)	1.2%
Property operating	(1,654)	(1,678)	24	-1.4%
Ground rent	(1,982)	(1,954)	(28)	1.4%
Total operating expenses	(84,231)	(83,298)	(933)	1.1%

Comp NOI - Total portfolio	$148,374	$147,051	$1,323	0.9%

Comp NOI - Malls	$115,291	$115,161	$130	0.1%
Comp NOI - Community centers	$33,083	$31,890	$1,193	3.7%

Net (loss) income	$(9,588)	$41,502	$(51,090)
Income and other taxes	445	75	370
Interest expense	37,122	13,917	23,205
Gain on sale of interest in property	—	(242)	242
Income from unconsolidated entities	(216)	(345)	129
Straight-line rents	(1,728)	(149)	(1,579)
Fair value rent amortization	(4,638)	(244)	(4,394)
Management fee allocation	5,217	3,501	1,716
Termination income and outparcel sales	(507)	(1,018)	511
Other adjustments for comp	468	216	252
Operating income	26,575	57,213	(30,638)
General and administrative	9,700	—	9,700
Merger and transaction costs	20,810	—	20,810
Depreciation and amortization	92,184	45,968	46,216
NOI of consolidated properties	$149,269	$103,181	$46,088

NOI of unconsolidated properties	2,300	10,437	(8,137)
Adjustments for comp (SL & management fee allocation)	152	211	(59)
Less: partner share on comp NOI	(2,380)	(2,499)	119
NOI from sold properties	67	39	28
Total NOI of our portfolio	$149,408	$111,369	$38,039

Less: NOI from non-comparable properties (1)	(2,524)	(589)	(1,935)
Adjustment to include Glimcher NOI from prior to merger (1)	7,843	43,499	(35,656)
Less: NOI from non-core properties (2)	(6,353)	(7,228)	875
Comparable NOI	$148,374	$147,051	$1,323
Comparable NOI percentage change			0.9%

(1) NOI excluded from comparable property NOI relates to properties not owned and operating in all periods reported. The assets acquired as part of the Glimcher merger are included in Comp NOI.
(2) NOI from seven non-core properties.

SUPPLEMENTAL INFORMATION | 5

TOTAL DEBT MATURITIES
WP Glimcher
(dollars in thousands)

(1) Assumes full exercise of extension options.

SUPPLEMENTAL INFORMATION | 6

EBITDA AND KEY BALANCE SHEET METRICS
WP Glimcher
(dollars in thousands)

	Three Months Ended March 31,
	2015	2014
Calculation of EBITDA:
Net (loss) income	$(9,588)	$41,502
Interest expense, net	37,122	13,917
Income and other taxes	445	75
Depreciation and amortization	92,184	45,968
EBITDA	120,163	101,462
Merger and transaction costs	20,810	—
Add back: Bridge loan fee amortization	4,120	—
Gain on sale of interest in property	—	(242)
Adjusted EBITDA	$145,093	$101,220

	As of March 31, 2015
Key Balance Sheet Metrics:	Ratio
Total indebtedness to Total assets	54.1%
Secured indebtedness to Total assets	30.4%
Consolidated EBITDA / Annual service charge	3.26x
Total unencumbered assets / Total unsecured indebtedness	222%

Note:  Balance sheet metrics above are based upon the bond covenants definitions using the trailing 12 months of EBITDA for all properties including the Glimcher assets.

SUPPLEMENTAL INFORMATION | 7

OCCUPANCY AND RENT METRICS
WP Glimcher
As of March 31, 2015

	March 31, 2015	March 31, 2014

Malls:

Occupancy	89.9%	91.3%

Occupancy cost	12.7%	13.0%

Base minimum rent PSF	$26.68	$26.48

Community centers:
Occupancy	95.2%	93.8%

Base minimum rent PSF	$12.79	$12.36

Total portfolio:
Occupancy	91.9%	92.3%

Base minimum rent PSF	$21.11	$20.79

Note: Properties acquired from Glimcher in January 2015 are included in each period reported.
The Company's seven non-core malls are excluded from these metrics.

SUPPLEMENTAL INFORMATION | 8

RELEASING SPREADS
WP Glimcher
For the trailing 12 months ended March 31, 2015

	Square Footage of Openings	Opening Rate PSF	Closing Rate PSF	Releasing Spread
				$	%

Community centers:

New	120,185	$22.21	$24.26	$2.05	9.2%
Renewal	255,799	$19.28	$19.86	$0.58	3.0%
All Deals	375,984	$20.27	$21.27	$1.00	4.9%

Malls:

New	261,198	$36.97	$38.70	$1.73	4.7%
Renewal	1,198,216	$37.79	$39.04	$1.25	3.3%
All Deals	1,459,414	$37.64	$38.98	$1.34	3.6%

Total Portfolio:

New	381,383	$32.31	$34.15	$1.85	5.7%
Renewal	1,454,015	$34.70	$35.67	$0.97	2.8%
All Deals	1,835,398	$34.19	$35.35	$1.16	3.4%

Note :The Company's seven non-core malls are excluded from these metrics.

SUPPLEMENTAL INFORMATION | 9

TOP 10 TENANTS
WP Glimcher
As of March 31, 2015

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Base Minimum Rent (1)

Signet Jewelers, Ltd.	180	237,996	0.3%	3.2%
L Brands, Inc.	141	661,295	1.0%	2.7%
Foot Locker, Inc.	125	510,085	0.7%	2.2%
Ascena Retail Group Inc.	119	602,777	0.9%	1.6%
Luxottica Group	104	279,597	0.4%	1.3%
Genesco Inc.	133	212,247	0.3%	1.3%
American Eagle Outfitters, Inc.	53	300,373	0.4%	1.3%
The Gap, Inc.	43	508,440	0.7%	1.2%
The Finish Line, Inc.	52	294,975	0.4%	1.2%
Claire's Stores Inc.	89	113,819	0.2%	0.8%

Anchor Stores (Ranked by Total GLA)
Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Base Minimum Rent (1)

Sears Holding Corporation (including Kmarts)	60	8,353,804	12.2%	1.2%
JCPenney Company, Inc.	49	6,202,632	9.1%	1.4%
Macy's, Inc.	36	6,027,126	8.8%	0.5%
Dillard's, Inc.	28	3,902,495	5.7%	0.1%
The Bon-Ton Stores, Inc.	19	1,856,405	2.7%	0.9%
Target Corporation	12	1,625,339	2.4%	0.0%
Kohl's Corporation	15	1,277,064	1.9%	0.9%
Belk, Inc.	13	1,070,585	1.6%	0.1%
Dick's Sporting Goods, Inc.	15	840,330	1.2%	1.3%
Burlington Stores, Inc.	10	814,577	1.2%	0.8%

(1) Total base minimum rent represents 2015 combined base rental revenues

SUPPLEMENTAL INFORMATION | 10

LEASE EXPIRATIONS
WP Glimcher
As of March 31, 2015

In-line Stores and Freestanding
	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues
Year
Month To Month Leases	336	869,096	$24.53	3.4%
2015	390	913,803	$25.90	3.8%
2016	1,017	3,217,414	$24.26	12.5%
2017	860	2,806,057	$24.39	11.0%
2018	662	2,038,964	$26.89	8.8%
2019	557	1,924,478	$26.11	8.1%
2020	368	1,572,347	$24.11	6.1%
2021	227	1,075,073	$23.33	4.0%
2022	246	1,078,113	$24.43	4.2%
2023	301	1,416,388	$23.52	5.3%
2024	238	924,940	$27.12	4.0%
2025 and Thereafter	187	902,186	$24.11	3.5%
Specialty Leasing Agreements w/ terms in excess of 12 months	856	1,892,634	$11.65	3.5%

Anchors
	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues
Year
Month To Month Leases	2	47,081	$9.36	0.1%
2015	15	979,105	$4.75	0.7%
2016	39	1,826,428	$6.74	2.0%
2017	33	2,232,961	$4.81	1.7%
2018	45	2,514,052	$7.42	3.0%
2019	34	2,167,505	$6.14	2.1%
2020	51	2,723,792	$7.11	3.1%
2021	28	2,269,920	$7.09	2.6%
2022	17	986,203	$6.66	1.1%
2023	26	1,232,950	$8.35	1.7%
2024	16	851,919	$7.29	1.0%
2025 and Thereafter	49	4,924,676	$3.32	2.6%
Specialty Leasing Agreements w/ terms in excess of 12 months	—	—	$0.00	0.0%

SUPPLEMENTAL INFORMATION | 11

CAPITAL EXPENDITURES
WP Glimcher
(dollars in thousands)

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014

New Developments	$744	$789
Redevelopments, Renovations, and Expansions	$24,746	$30,063

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$7,763	$9,402
Operational capital expenditures	1,629	2,679
Total Property Capital Expenditures	$9,392	$12,081

Note: Properties acquired from Glimcher in January 2015 are included in both periods presented.

SUPPLEMENTAL INFORMATION | 12

MAJOR REDEVELOPMENT PROJECTS
WP Glimcher
(dollars in thousands)

Property Name	City	St	Estimated Total Costs (2)	Estimated Project Yield (2)	Costs Incurred to Date (1)	Estimated Completion (2)	Description

Current Projects:

Fairfield Town Center	Houston	TX	$75,000 - $85,000	8% - 9%	$2,800	2016/2017	Multi-phase retail development

Gateway Center	Austin	TX	$7,000 - $9,000	8% - 9%	$0	2016 2Q	Add Saks Fifth Avenue OFF 5TH

Jefferson Valley Mall	Yorktown Hts	NY	$32,000 - $36,000	7% - 8%	$1,900	2017 2Q	Redevelop center and add Dick's Sporting Goods

Mall at Fairfield Commons	Dayton	OH	$18,000 - $20,000	7% - 8%	$1,100	2015 4Q	Demolish former department store & replace with restaurants

Polaris Fashion Place	Columbus	OH	$24,000 - $28,000	8% - 9%	$10,100	2015 4Q	New Dick's Sporting Goods and Field & Stream anchors

Rockaway Commons	Rockaway	NJ	$8,000 - $10,000	13% - 14%	$1,000	2015 4Q	Re-anchor with Nordstrom Rack & additional junior anchor

Scottsdale Quarter - Phase III	Scottsdale	AZ	$115,000 - $125,000	7% - 8%	$47,200	2015/2016	Multi-use addition to existing center

Town Center Plaza	Leawood	KS	$30,000 - $35,000	7% - 8%	$6,000	2015/2016	New Arhaus, Restoration Hardware, and pedestrian walkway

Total major projects			$300,000 - $350,000	7% - 9%	$70,100

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

(2) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

Note that the project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the mall.

SUPPLEMENTAL INFORMATION | 13

WP GLIMCHER PROPERTY INFORMATION
As of March 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Legal Ownership (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Anderson Mall	SC	Anderson	100%	671,028	315,839	355,189	12/1/2022	4.61%	Fixed	$19,849	$19,849
Arbor Hills	MI	Ann Arbor	93%	87,395	87,395	—	1/1/2026	4.27%	Fixed	$25,499	$23,620
Arboretum, The	TX	Austin	100%	194,956	194,956	—
Ashland Town Center	KY	Ashland	100%	434,310	330,920	103,390	7/6/2021	4.90%	Fixed	$39,716	$39,716
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	578,402	277,104	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,102,240	590,688	511,552
Brunswick Square	NJ	East Brunswick (New York)	100%	760,640	289,345	471,295	3/1/2024	4.80%	Fixed	$75,874	$75,874
Charlottesville Fashion Square	VA	Charlottesville	100%	576,903	353,200	223,703	4/1/2024	4.54%	Fixed	$49,292	$49,292
Chautauqua Mall	NY	Lakewood	100%	427,590	422,614	4,976
Chesapeake Square	VA	Chesapeake (VA Beach)	75%	759,928	560,419	199,509	2/1/2017	5.84%	Fixed	$63,656	$47,742
Clay Terrace	IN	Carmel (Indianapolis)	100%	501,730	482,854	18,876	10/1/2015	5.08%	Fixed	$115,000	$115,000
Colonial Park Mall	PA	Harrisburg	100%	739,187	371,741	367,446
Cottonwood Mall	NM	Albuquerque	100%	1,043,950	409,873	634,077	4/6/2024	4.82%	Fixed	$103,594	$103,594
Dayton Mall	OH	Dayton	100%	1,443,520	785,239	658,281	9/1/2022	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,054,445	572,153	482,292
Forest Mall (3)	WI	Fond Du Lac	100%	500,899	249,569	251,330
Grand Central Mall	WV	Parkersburg	100%	848,124	742,301	105,823	7/6/2020	6.05%	Fixed	$42,344	$42,344

SUPPLEMENTAL INFORMATION | 14

WP GLIMCHER PROPERTY INFORMATION
As of March 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Legal Ownership (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,311	580,178	707,133
Gulf View Square (3)	FL	Port Richey (Tampa)	100%	754,763	400,117	354,646
Indian Mound Mall	OH	Newark	100%	556,817	464,156	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,944	489,400	563,544
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	554,927	389,235	165,692
Knoxville Center (3)	TN	Knoxville	100%	960,709	506,097	454,612
Lima Mall	OH	Lima	100%	743,186	543,364	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	421,991	421,991	—	4/1/2021	4.26%	Fixed	$52,209	$52,209
Lindale Mall	IA	Cedar Rapids	100%	712,940	462,187	250,753
Longview Mall	TX	Longview	100%	638,564	194,479	444,085
Malibu Lumber Yard	CA	Malibu	100%	31,479	31,479	—
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,008,714	859,302	149,412
Mall at Johnson City, The	TN	Johnson City	100%	570,995	495,587	75,408	5/6/2020	6.76%	Fixed	$52,074	$52,074
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	908,006	325,527	582,479
Markland Mall	IN	Kokomo	100%	418,019	414,539	3,480
Melbourne Square	FL	Melbourne	100%	705,656	420,838	284,818
Merritt Square Mall	FL	Merritt Island	100%	810,972	475,299	335,673	9/1/2015	5.35%	Fixed	$53,297	$53,297

SUPPLEMENTAL INFORMATION | 15

WP GLIMCHER PROPERTY INFORMATION
As of March 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Legal Ownership (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Mesa Mall	CO	Grand Junction	100%	873,831	431,127	442,704	6/1/2016	5.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	555,372	555,372	—
Muncie Mall	IN	Muncie	100%	635,710	385,910	249,800	4/1/2021	4.19%	Fixed	$36,441	$36,441
New Towne Mall	OH	New Philadelphia	100%	509,561	509,561	—
Northlake Mall (3)	GA	Atlanta	100%	962,969	576,569	386,400
Northtown Mall	MN	Blaine	100%	547,854	547,854	—
Northwoods Mall	IL	Peoria	100%	693,481	220,512	472,969
Oak Court Mall	TN	Memphis	100%	849,266	363,449	485,817	4/1/2021	4.76%	Fixed	$39,458	$39,458
Oklahoma City Properties	OK	Oklahoma City	99%	288,135	288,135	—
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,525	556,345	403,180
Paddock Mall	FL	Ocala	100%	551,988	321,431	230,557
Pearlridge Center	HI	Aiea	100%	1,139,762	1,139,762	—	11/1/2015	4.60%	Fixed	$171,388	$171,388
Polaris Fashion Place	OH	Columbus	100%	1,437,685	685,466	752,219	3/1/2025	3.90%	Fixed	$225,000	$225,000
Port Charlotte Town Center	FL	Port Charlotte	80%	764,698	480,489	284,209	11/1/2020	5.30%	Fixed	$45,450	$36,360
Richmond Town Square (3)	OH	Richmond Heights (Cleveland)	100%	1,011,775	541,824	469,951
River Oaks Center (3)	IL	Calumet City (Chicago)	100%	1,192,571	688,312	504,259
River Valley Mall	OH	Lancaster	100%	521,578	521,578	—	1/11/2016	5.65%	Fixed	$45,573	$45,573

SUPPLEMENTAL INFORMATION | 16

WP GLIMCHER PROPERTY INFORMATION
As of March 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Legal Ownership (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Rolling Oaks Mall	TX	San Antonio	100%	882,347	286,039	596,308
Rushmore Mall	SD	Rapid City	100%	829,234	752,758	76,476	2/1/2019	5.79%	Fixed	$94,000	$94,000
Scottsdale Quarter	AZ	Scottsdale	100%	541,386	541,386	—	5/22/2015	3.27%	Variable	$130,000	$130,000
							10/1/2015	4.91%	Fixed	$65,179	$65,179
Seminole Towne Center	FL	Sanford (Orlando)	45%	1,104,689	591,399	513,290	5/6/2021	5.97%	Fixed	$57,125	$25,706
Southern Hills Mall	IA	Sioux City	100%	794,372	550,425	243,947	6/1/2016	5.79%	Fixed	$101,500	$101,500
Southern Park Mall	OH	Youngstown	100%	1,204,703	1,009,139	195,564
Sunland Park Mall	TX	El Paso	100%	922,165	327,228	594,937
Outlet Collection | Seattle, The	WA	Seattle	100%	921,472	921,472	—	1/12/2018	1.68%	Variable	$86,500	$86,500
Town Center at Aurora	CO	Aurora (Denver)	100%	1,082,834	342,893	739,941	4/1/2021	4.19%	Fixed	$55,000	$55,000
Town Center Crossing & Plaza	KS	Leawood	100%	605,164	483,931	121,233	2/1/2027	4.25%	Fixed	$36,462	$36,462
							2/1/2027	5.00%	Fixed	$73,307	$73,307
Towne West Square	KS	Wichita	100%	936,978	440,445	496,533	6/1/2021	5.61%	Fixed	$48,433	$48,433
Valle Vista Mall	TX	Harlingen	100%	650,504	492,104	158,400	5/10/2017	5.35%	Fixed	$40,000	$40,000
Virginia Center Commons (3)	VA	Glen Allen	100%	785,049	444,141	340,908
Waterford Lakes Town Center	FL	Orlando	100%	960,164	685,664	274,500
Weberstown Mall	CA	Stockton	100%	856,817	283,493	573,324	6/8/2016	5.90%	Fixed	$60,000	$60,000

SUPPLEMENTAL INFORMATION | 17

WP GLIMCHER PROPERTY INFORMATION
As of March 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Legal Ownership (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
West Ridge Mall	KS	Topeka	100%	995,609	391,498	604,111	3/6/2024	4.84%	Fixed	$42,573	$42,573
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,203,700	431,009	772,691	4/1/2024	4.65%	Fixed	$83,824	$83,824
WestShore Plaza	FL	Tampa	100%	1,076,374	847,912	228,462	10/1/2017	3.65%	Variable	$119,600	$119,600

Community Centers
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	686,640	375,095	311,545	11/1/2015	8.15%	Fixed	$24,611	$24,611
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Canyon View	CO	Grand Junction	100%	43,054	43,054	—	11/6/2023	5.47%	Fixed	$5,533	$5,533
Charles Towne Square	SC	Charleston	100%	71,794	71,794	—
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	230,683	216,870	13,813	11/1/2023	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	108,000	—	108,000

SUPPLEMENTAL INFORMATION | 18

WP GLIMCHER PROPERTY INFORMATION
As of March 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Legal Ownership (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
Forest Plaza	IL	Rockford	100%	434,838	414,542	20,296	10/10/2019	7.50%	Fixed	$17,270	$17,270
Gaitway Plaza	FL	Ocala	88%	208,051	207,251	800
Gateway Centers	TX	Austin	100%	512,652	403,649	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	4/1/2016	4.43%	Fixed	$12,863	$12,863
Keystone Shoppes	IN	Indianapolis	100%	29,080	29,080	—
Lake Plaza	IL	Waukegan (Chicago)	100%	215,568	124,939	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,370	311,961	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	387,240	356,803	30,437	10/10/2019	7.50%	Fixed	$16,179	$16,179
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	243,326	37,861	205,465
MacGregor Village	NC	Cary	100%	144,301	144,301	—
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,670	317,535	123,135	10/6/2022	4.28%	Fixed	$23,989	$23,989
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	272,336	180,936	91,400
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	—

SUPPLEMENTAL INFORMATION | 19

WP GLIMCHER PROPERTY INFORMATION
As of March 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Legal Ownership (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
Muncie Towne Plaza	IN	Muncie	100%	172,617	172,617	—	10/10/2019	7.50%	Fixed	$6,727	$6,727
North Ridge Shopping Center	NC	Raleigh	100%	169,641	164,241	5,400	12/1/2022	3.41%	Fixed	$12,500	$12,500
Northwood Plaza	IN	Fort Wayne	100%	208,076	79,877	128,199
Palms Crossing	TX	McAllen	100%	392,305	358,468	33,837	8/1/2021	5.49%	Fixed	$36,514	$36,514
Plaza at Buckland Hills, The	CT	Manchester	100%	329,885	218,986	110,899
Richardson Square	TX	Richardson (Dallas)	100%	517,265	41,354	475,911
Rockaway Commons	NJ	Rockaway (New York)	100%	238,253	229,145	9,108
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	371,908	70,632	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,952	191,999	10,953
Shops at Arbor Walk, The	TX	Austin	100%	458,468	280,314	178,154	8/1/2021	5.49%	Fixed	$41,268	$41,268
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	—
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,597	330,047	61,550
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,576	290,037	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	—

SUPPLEMENTAL INFORMATION | 20

WP GLIMCHER PROPERTY INFORMATION
As of March 31, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Legal Ownership (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
West Ridge Plaza	KS	Topeka	100%	254,480	99,987	154,493	3/6/2024	4.84%	Fixed	$10,643	$10,643
West Town Corners	FL	Altamonte Springs (Orlando)	88%	385,403	236,785	148,618
Westland Park Plaza	FL	Orange Park (Jacksonville)	88%	163,259	163,259	—
White Oaks Plaza	IL	Springfield	100%	387,911	235,128	152,783	10/10/2019	7.50%	Fixed	$13,452	$13,452
Whitehall Mall	PA	Whitehall	100%	613,417	598,543	14,874	11/1/2018	7.00%	Fixed	$10,086	$10,086
Wolf Ranch	TX	Georgetown (Austin)	100%	627,284	415,098	212,186
Total				68,347,860	43,097,615	25,250,245				$2,766,102	$2,707,800

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of extension options.
(3) Non-core property

SUPPLEMENTAL INFORMATION | 21

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income/(loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized remeasurement adjustment of derivative instrument.

- Funds from operation (FFO)
Funds From Operation ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income/(loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. For malls, all company owned space except for mall anchors, mall majors, mall freestanding, office and mall outlots in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for mall stores of 10,000 sf or less.
- Re-leasing Spreads
Releasing Spread is a ‘‘same space’’ measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent PSF for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

SUPPLEMENTAL INFORMATION | 22